TRUST AGREEMENT


                  TRUST AGREEMENT, between MS Structured Asset Corp. (the "Depositor") and LaSalle Bank National Association (the "Trustee"), made as of the date set forth in Schedule I attached hereto, which Schedule together with Schedules II and III attached hereto, are made a part hereof and are hereinafter referred to collectively as the "Terms Schedule". The terms of the Standard Terms for Trust Agreements, dated July 7, 1999 (the "Standard Terms") are, except to the extent otherwise expressly stated, hereby incorporated by reference herein in their entirety with the same force and effect as though set forth herein. Capitalized terms used herein and not defined shall have the meanings defined in the Standard Terms. References to "herein", "hereunder", "this Trust Agreement" and the like shall include the Terms Schedule attached hereto and the Standard Terms so incorporated by reference.

                  WHEREAS, the Depositor and the Trustee desire to establish the Trust identified in Schedule I attached hereto (the "Trust") for the primary purposes of (i) holding the Securities, (ii) entering into any Swap Agreement with the Swap Counterparty and (iii) issuing the Units;

                  WHEREAS, the Depositor desires that the respective beneficial interests in the Trust be divided into transferable fractional shares, such shares to be represented by the Units;

                  WHEREAS, the Depositor desires to appoint the Trustee as trustee of the Trust and the Trustee desires to accept such appointment;

                  WHEREAS, the Depositor shall transfer, convey and assign to the Trust without recourse, and the Trust shall acquire, all of the Depositor's right, title and interest in and under the Securities and other property identified in Schedule II to the Trust Agreement (the "Trust Property"); and

                  WHEREAS, the Trust agrees to acquire the Trust Property specified herein in consideration for Units having an initial Unit Principal Balance identified in Schedule I attached hereto, subject to the terms and conditions specified in the Trust Agreement;

                  NOW THEREFORE, the Depositor hereby appoints the Trustee as trustee hereunder and hereby requests the Trustee to receive the Securities from the Depositor and to issue in accordance with the instructions of the Depositor Units having the terms specified in Schedule I attached hereto, and the Trustee accepts such appointment and, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property contributed to the trust account established hereunder (except property to be applied to the payment or reimbursement of or by the Trustee for any fees or expenses which under the terms hereof is to be so applied) in trust for the benefit of all present and future Holders of the fractional shares of beneficial interest issued hereunder, namely, the Unitholders, and subject to the terms and provisions hereof and of the Standard Terms.

                  IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth in the Terms Schedule attached hereto.

                                     LASALLE BANK NATIONAL ASSOCIATION
                                         as Trustee on behalf of the Trust
                                         identified in Schedule I hereto,
                                         and not in its individual capacity


                                     By:  /s/ Ann M. Kelly
                                          ----------------------------
                                          Name:   Ann M. Kelly
                                          Title:  Assistant Vice President


                                     MS STRUCTURED ASSET CORP.


                                     By:  /s/ John Kehoe
                                          ----------------------------
                                          Name:   John Kehoe
                                          Title:  Vice President



Attachments: Terms Schedule (consisting of Schedules I, II and III)

                                   Schedule I
                           (Terms of Trust and Units)

Trust:                                      SATURNS Trust No. 2003-2

Date of Trust Agreement:                    February 19, 2003

Depositor                                   On November 8, 2002, the Depositor
                                            changed its name from MSDW
                                            Structured Asset Corp. to MS
                                            Structured Asset Corp.

Trustee:                                    LaSalle Bank National Association.
                                            References to Chase Bank of Texas,
                                            National Association in the Standard
                                            Terms shall be inapplicable.

Units:                                      The Trust will issue two classes of
                                            Units: the Class A Units and the
                                            Class B Units. Only the Class A
                                            Units will be publicly offered.

Initial Unit Principal Balance
of the Class A Units:                       $30,000,000

Initial Notional Amount
of the Class B Units:                       $30,000,000

Issue Price of Units:                       Class A Units: 100%

                                            Class B Units: $218,000

Number of Units:                            Class A Units:

                                            1,200,000 (Unit Principal Balance
                                            of $25 each)

                                            Class B Units:

                                            Initially, one (1) Unit representing
                                            100% of the Notional Amount of the
                                            Class B Units

Minimum Denomination:                       Class A Units:

                                            $25 and $25 increments in excess
                                            thereof. The minimum denomination
                                            specified in Section 5.01(a) of the
                                            Standard Terms shall not apply to
                                            the Class A Units. Each $25 of Unit
                                            Principal Balance is a Unit.

                                            Class B Units:

                                            $100,000 and $1,000 increments in
                                            excess thereof.

Cut-off Date:                               February 19, 2003

Closing Date:                               February 19, 2003

Specified Currency:                         United States dollars

Business Day:                               New York, New York and Chicago,
                                            Illinois

Interest Rate:                              Class A Units:

                                            8.625% per annum on the basis of a
                                            360 day year consisting of twelve
                                            30 day months.

                                            Class B Units:

                                            0.0816% per annum on the basis of a
                                            360 day year consisting of twelve
                                            30 day months.

                                            The right of the Class A Units to
                                            accrued interest is pari passu with
                                            the right of the Class B Units to
                                            accrued interest from accrued
                                            interest on the securities.

Interest Reset Period:                      Not Applicable

Rating:                                     Class A Units and Class B Units:

                                            Baa3 by Moody's, negative outlook

                                            BBB- by S&P

Rating Agencies:                            Moody's and S&P

Scheduled Final Distribution Date:          March 15, 2032. The Units will have
                                            the same final maturity as the
                                            Securities.

Prepayment/Redemption:                      The Trust Property is subject to
                                            redemption in accordance with the
                                            terms of the Securities and as
                                            described in Schedule II and is
                                            subject to call in accordance with
                                            Schedule III. Any such call or
                                            redemption will cause a redemption
                                            of a proportional amount of the
                                            Class A Units and a proportional
                                            reduction in the Notional Amount of
                                            the Class B Units.

                                            If the call rights under the Swap
                                            Agreement are partially exercised or
                                            if there is a partial redemption of
                                            the Securities, (i) the Trustee will
                                            randomly select Class A Units to be
                                            redeemed in full from the proceeds
                                            of such partial exercise of the Swap
                                            Agreement or partial redemption of
                                            the Securities and (ii) the Trustee
                                            will first redeem, up to a Notional
                                            Amount equal to the principal amount
                                            of Securities subject to such
                                            exercised or terminated call, Class
                                            B Units held by any Swap
                                            Counterparty who (a) has exercised
                                            its call rights under the Swap
                                            Agreement or who will be selected
                                            for termination of call rights and
                                            (b) notifies the Trustee of its
                                            election for preferential redemption
                                            of Class B Units held by it, and
                                            then by random selection. If
                                            sufficient funds are not available
                                            to redeem each such redeemed Unit in
                                            full, one Unit may be fractionally
                                            redeemed as a result of each such
                                            partial redemption or exercise.

Additional Distribution:                    Class A Units:

                                            If any of the Securities are
                                            redeemed by the Security Issuer
                                            prior to February 19, 2008, each of
                                            the Class A Units being redeemed in
                                            connection with such redemption of
                                            Securities or related exercise of
                                            the call rights under the Swap
                                            Agreement shall receive a pro rata
                                            distribution from the proceeds of
                                            such redemption or exercise in
                                            respect of principal, price or
                                            premium with respect to the
                                            Securities in excess of the
                                            corresponding Unit Principal Balance
                                            of the Class A Units to be redeemed,
                                            up to a maximum of $2.50 per Class A
                                            Unit being redeemed.

                                            If the Security Issuer gives notice
                                            of a self-tender as to Securities
                                            held by the Trust and the Swap
                                            Counterparty exercises its call
                                            rights under the Swap Agreement in
                                            connection with such self-tender
                                            prior to February 19, 2008, each
                                            redeemed Class A Unitholder shall
                                            receive an additional distribution
                                            of $1.50 per Class A Unit from the
                                            proceeds of such exercise in respect
                                            of principal, price or premium with
                                            respect to the Securities in excess
                                            of the corresponding Unit Principal
                                            Balance of the Class A Units to be
                                            redeemed.

                                            Class B Units:

                                            If the Securities are redeemed by
                                            the Security Issuer or if the Swap
                                            Counterparty exercises its call
                                            rights under the Swap Agreement,
                                            then the Class B Units designated
                                            for a reduction in Notional Amount
                                            in connection with such redemption
                                            or exercise shall receive an amount
                                            up to the Class B Present Value
                                            Amount as of the date of such
                                            reduction in Notional Amount as an
                                            additional distribution from (i) the
                                            proceeds of such redemption or
                                            exercise remaining after required
                                            distributions to the Class A Units
                                            and (ii) any Class B Unit Payment
                                            Obligation as payable under the Swap
                                            Agreement in connection with such
                                            exercise.

                                            "Class B Present Value Amount"
                                            means, with respect to a date, an
                                            amount equal to the present value of
                                            the Future Class B Unit Interest for
                                            such date in respect of the
                                            corresponding portion of Notional
                                            Amount of the Class B Units being
                                            reduced discounted at a rate of
                                            8.750% per annum on the basis of a
                                            360 day year consisting of twelve 30
                                            day months.

                                            "Future Class B Unit Interest" means
                                            with respect to any date of
                                            reduction in the Notional Amount of
                                            the Class B Units resulting from a
                                            redemption of the Securities or
                                            exercise of call rights under the
                                            Swap Agreement, the interest on the
                                            corresponding portion of the
                                            Notional Amount of the Class B
                                            Units, other than interest paid or
                                            accrued through such date, that
                                            would accrue at the rate and in the
                                            manner specified hereunder and would
                                            be payable at the times specified
                                            hereunder on such corresponding
                                            portion of the Notional Amount of
                                            the Class B Units to the Scheduled
                                            Final Distribution Date had such
                                            reduction of the Notional Amount of
                                            the Class B Units not occurred.

Corporate Trust Office:                     The definition of "Corporate Trust
                                            Office" in the Standard Terms shall
                                            not apply.

                                            The Corporate Trust Office shall be
                                            the Trustee's Asset-Backed
                                            Securities Trust Services Group
                                            having an office at 135 S. LaSalle
                                            Street, Suite 1625, Chicago,
                                            Illinois 60603 or such other
                                            addresses as the Trustee may
                                            designate from time to time by
                                            notice to the Unitholders, the
                                            Depositor, the Swap Counterparty and
                                            the Guarantor.

Swap Agreement:                             The ISDA Master Agreement
                                            referred to in Schedule III and any
                                            assignment thereof. In addition, in
                                            connection with an additional
                                            issuance of Units, any additional
                                            Swap Agreement entered into in
                                            connection therewith.

SwapCounterparty:                           Party A to the Swap
                                            Agreement referred to in Schedule
                                            III or any assignee thereof. In
                                            addition, in connection with an
                                            additional issuance of Units, Party
                                            A to any additional Swap Agreement
                                            or any assignee thereof.

                                            In the event of a partial redemption
                                            or self-tender for the Securities:

                                            (i) in the case of a partial
                                            redemption, to the extent options
                                            corresponding to more Securities
                                            than are subject to such partial
                                            redemption are exercised, a number
                                            of options exercised by each Swap
                                            Counterparty shall be deemed
                                            rescinded (and each Swap
                                            Counterparty shall be entitled to
                                            exercise such rescinded options in
                                            the future) such that (a) the total
                                            amount of options exercised
                                            corresponds to the number of
                                            Securities redeemed and (b) each
                                            Swap Counterparty's exercise is
                                            reduced proportionately to the
                                            number of options such Swap
                                            Counterparty initially exercised.

                                            (ii) in the case of a self-tender,
                                            the Trustee shall tender to the
                                            Security Issuer an amount of the
                                            Securities equal to the total number
                                            of options exercised, and shall
                                            apply the proceeds of such tender in
                                            cash settlement of such options as
                                            provided in the Swap Agreement;
                                            provided, however, that to the
                                            extent any amount of Securities
                                            tendered is not accepted by the
                                            Security Issuer and paid for in
                                            accordance with the terms of the
                                            tender, such options relating to the
                                            securities so tendered and not
                                            accepted shall be deemed rescinded
                                            and no settlement thereof shall be
                                            deemed to have occurred, with the
                                            number of such rescinded options to
                                            be allocated among the Swap
                                            Counterparties in proportion to the
                                            number of options initially
                                            exercised (and each Swap
                                            Counterparty shall be entitled to
                                            exercise such rescinded options in
                                            the future).

Swap Termination Payment:                   With respect to each $1,000 face
                                            amount of Securities and each
                                            corresponding option under the Swap
                                            Agreement, an amount equal to the
                                            excess (if any) of the sale proceeds
                                            or redemption proceeds of the
                                            Securities, as applicable, reduced
                                            by (x) accrued interest on the
                                            Securities, (y) the $1,000 of Unit
                                            Principal Balance of the Class A
                                            Units to be redeemed in relation to
                                            such sale or redemption and (z) any
                                            additional distribution on the Class
                                            A Units and the Class B Units to be
                                            redeemed in relation to such sale or
                                            distribution.

                                            In connection with a partial
                                            redemption, such Swap Termination
                                            Payment shall be allocated among
                                            multiple Swap Counterparties in
                                            proportion to the number of options
                                            held by each Swap Counterparty
                                            (after giving effect to any exercise
                                            of options in connection with such
                                            partial redemption as set forth
                                            above under "Swap Counterparty").

Guaranty:                                   Morgan Stanley (formerly known as
                                            Morgan Stanley Dean Witter & Co.,
                                            the "Guarantor") shall guarantee the
                                            obligations of Morgan Stanley & Co.
                                            International Limited ("MSIL") for
                                            so long as MSIL is Party A to any
                                            Swap Agreement with the Trust.

Swap Notional Amount:                       The notional amount specified in
                                            Schedule III.

Swap Payment Date:                          Not Applicable

Swap Rate:                                  Not Applicable

Additional Swap Agreements:                 In connection with an additional
                                            issuance of Units, the Depositor may
                                            arrange for the Trust to enter into
                                            an additional Swap Agreement with
                                            identical terms to those of the Swap
                                            Agreement entered into as of the
                                            Closing Date, except that such Swap
                                            Agreement may have a different Swap
                                            Counterparty, number of options, and
                                            premium amount than the Swap
                                            Agreement entered into on the
                                            Closing Date. The Rating Agency
                                            Condition must be satisfied prior to
                                            the effectiveness of such additional
                                            Swap Agreement. Each Swap
                                            Counterparty must consent to any
                                            additional issuance.

Distribution Date:                          Each March 15 and September 15, or
                                            the next succeeding Business Day if
                                            such day is not a Business Day,
                                            commencing March 15, 2003.

                                            If any payment with respect to the
                                            Securities held by the Trust is not
                                            received by the Trustee by 12 noon
                                            (New York City time) on a
                                            Distribution Date, the corresponding
                                            distribution on the Units will not
                                            occur until the next Business Day
                                            that the Trust is in receipt of
                                            proceeds of such payment prior to 12
                                            noon, with no adjustment to the
                                            amount distributed.

Record Date:                                The record date for each
                                            Distribution Date shall be 15 days
                                            prior to such Distribution Date
                                            regardless of whether such day is a
                                            Business Day.

Form:                                       Global Security

Depositary:                                 DTC

Trustee Fees and Expenses:                  As compensation for and in payment
                                            of trust expenses related to its
                                            services hereunder other than
                                            Extraordinary Trust Expenses, the
                                            Trustee will receive Trustee Fees on
                                            each Distribution Date in the amount
                                            equal to $2,000. The Trustee Fee
                                            shall cease to accrue after
                                            termination of the Trust. The
                                            "Trigger Amount" with respect to
                                            Extraordinary Trust Expenses for the
                                            Trust is $25,000 and the Maximum
                                            Reimbursable Amount is $100,000. The
                                            Trustee Fee will be paid by the
                                            Expense Administrator. Expenses will
                                            be reimbursed by the Expense
                                            Administrator in accordance with the
                                            Expense Administration Agreement.

Expense Administrator:                      The Trustee will act
                                            as Expense Administrator on behalf
                                            of the Trust pursuant to an Expense
                                            Administration Agreement, dated as
                                            of the date of the Trust Agreement
                                            (the "Expense Administration
                                            Agreement"), between the Trustee as
                                            Expense Administrator (the "Expense
                                            Administrator") and the Trust.

                                            The Expense Administrator will
                                            receive a fee equal to $6,510
                                            payable on each Distribution Date.
                                            Amounts in respect of an additional
                                            payment obligation of the Swap
                                            Counterparty in respect of the
                                            Expense Administrator's fee shall
                                            also be considered part of the
                                            Expense Administrator's fee
                                            hereunder and under the Expense
                                            Administration Agreement. The
                                            Expense Administrator's fee is
                                            payable only from available interest
                                            receipts received with respect to
                                            the Securities after application of
                                            such receipts to payment of accrued
                                            interest on the Units. The Amounts
                                            specified in the paragraph are also
                                            referred to as the "Expense
                                            Administrator's Fee".

                                            The Expense Administrator will be
                                            responsible for paying the Trustee
                                            Fee and reimbursing certain other
                                            expenses of the Trust in accordance
                                            with the Expense Administration
                                            Agreement.

Listing: The Depositor has applied to list the Class A Units on the New York Stock Exchange.

ERISA Restrictions:                         None of the restrictions in the
                                            Standard Terms relating to the
                                            Employee Retirement Income Security
                                            Act of 1974, as amended, and related
                                            matters shall apply to the Class A
                                            Units.

                                            The restrictions shall apply to the
                                            Class B Units and no ERISA Benefit
                                            Plan may acquire an interest in the
                                            Class B Units.

Alternative ERISA Restrictions:             Not Applicable

Deemed Representations:                     Not Applicable

QIB Restriction:                            Not applicable to the Class A Units.
                                            Applicable to the Class B Units.

Trust Wind-Up Event:                        The Trust Wind-Up Events specified
                                            in Sections 9.01(a), 9.01(c),
                                            9.01(d), 9.01(f) and 9.01(h) shall
                                            not apply. The Trust Wind Events
                                            specified in Sections 9.01(b)
                                            (Security Default), 9.01(e) (Early
                                            Termination Date designated due to
                                            "illegality" or "tax event" under
                                            the Swap Agreement), 9.01(g)
                                            (Disqualified Securities), 9.01(i)
                                            (Excess Expense Event) shall apply.
                                            Pursuant to Section 9.01(j), the
                                            following events also shall
                                            constitute Trust Wind-Up Events: (i)
                                            redemption by the Security Issuer of
                                            all Securities held by the Trust and
                                            (ii) exercise of the call rights
                                            under the Swap Agreement as to all
                                            Securities held by the Trust.

                                            If (i) cash settlement applies under
                                            the Swap Agreement, (ii) a Trust
                                            Wind-Up Event has occurred in
                                            connection with the exercise of any
                                            Option under the Swap Agreement and
                                            (iii) the Selling Agent cannot
                                            obtain a bid for the Securities in
                                            excess of the amount specified in
                                            the Swap Agreement, then the
                                            Securities will not be sold, the
                                            Swap Counterparty's exercise of the
                                            call option will be rescinded (and
                                            the Swap Counterparty shall be
                                            entitled to exercise such options in
                                            the future) and any related Trust
                                            Wind-Up Event will be deemed not to
                                            have occurred.

Termination:                                If a Trust Wind-Up Event occurs, any
                                            Securities held by the Trust will be
                                            liquidated (by delivery to the
                                            Security Issuer in the event of a
                                            redemption, pursuant to the terms of
                                            the Swap Agreement in the event of
                                            an exercise of options under the
                                            Swap Agreement or otherwise by sale
                                            thereof).

                                            If the related Trust Wind-Up Event
                                            occurs due to a redemption of the
                                            Securities by the Security Issuer or
                                            an exercise of the call rights under
                                            the Swap Agreement as to all
                                            Securities held by the Trust, (i)
                                            amounts received as accrued interest
                                            on the Securities will be applied
                                            pro rata as to amounts treated as
                                            accrued interest outstanding on the
                                            Class A Units and the Class B Units,
                                            (ii) amounts received as principal
                                            or par on the Securities will be
                                            applied to the Unit Principal
                                            Balance of the Class A Units up to
                                            100% of the Unit Principal Balance
                                            of each Class A Unit and (iii) any
                                            additional amounts received in
                                            respect of principal, price or
                                            premium will be applied to the Class
                                            A Units as an additional
                                            distribution, but only up to the
                                            amount specified under "Additional
                                            Distribution" in this Trust
                                            Agreement. Remaining accrued
                                            interest will be applied to the
                                            Expense Administrator's fee. Amounts
                                            in respect of an additional payment
                                            obligation of the Swap Counterparty
                                            in respect of the Expense
                                            Administrator's Fee will be paid to
                                            the Expense Administrator. Remaining
                                            amounts will be allocated to any
                                            applicable additional distribution
                                            on the Class B Units and then to the
                                            Swap Termination Payment.

                                            If the Trust is terminated for any
                                            other reason, the proceeds of
                                            liquidation will be applied to
                                            redeem the Class A Units and the
                                            Class B Units. The Class A Units
                                            will have a claim on the proceeds of
                                            the liquidation equal to their
                                            aggregate Unit Principal Balance
                                            plus accrued interest. The Class B
                                            Units will have a claim on the
                                            proceeds of liquidation equal to
                                            accrued interest plus the Class B
                                            Present Value Amount, in each case
                                            as of such date of termination. If
                                            the proceeds of the liquidation are
                                            less than the combined claim amounts
                                            of the Class A Units and the Class B
                                            Units, the proceeds will be
                                            distributed in proportion to the
                                            claim amounts of the Class A Units
                                            and the Class B Units in full
                                            satisfaction of the claims of the
                                            Units. If the proceeds of
                                            liquidation exceed aggregate Unit
                                            Principal Balance of the Class A and
                                            B Units and the accrued interest on
                                            the Securities, the excess will be
                                            paid to the Swap Counterparty as a
                                            Swap Termination Payment under the
                                            Swap Agreement, other than amounts
                                            payable to the Expense Administrator
                                            in respect of the Expense
                                            Administrator's Fee.

Self-Tenders by Security Issuer:            The Trust will not participate in
                                            any self-tender by the Security
                                            Issuer for the Securities and the
                                            Trustee will not accept any
                                            instructions to the contrary from
                                            the Unitholders. However, the Swap
                                            Counterparty may exercise its call
                                            rights in connection with any
                                            self-tender in accordance with the
                                            Swap Agreement.

Depositor Optional Exchange:                Depositor Optional Exchange applies
                                            to this Series of Units.

                                            The Depositor may exchange Units for
                                            a pro rata portion of the Trust
                                            Property subject only to the
                                            following conditions: (i) the
                                            exchange is made with respect to a
                                            minimum Unit Principal Balance of
                                            $250,000 and in $25 integral
                                            multiples in excess thereof; (ii)
                                            such exchange is to be effected on
                                            any Distribution Date or any date
                                            that is 90 days before or after a
                                            Distribution Date (or the succeeding
                                            Business Day if such date is not a
                                            Business Day) with 45 days notice;
                                            (iii) each Swap Counterparty
                                            consents to the exchange and (iv)
                                            the Expense Administrator consents
                                            to the exchange.

Terms of Retained Interest:                 Notwithstanding any other provision
                                            herein or in the Standard Terms, the
                                            Depositor retains the right to
                                            receive any and all interest that
                                            accrues on the Securities prior to
                                            the Closing Date. The Depositor will
                                            receive such accrued interest on the
                                            first Distribution Date (or
                                            redemption date if earlier) for the
                                            Units and such amount shall be paid
                                            from the interest payment made with
                                            respect to the Securities on the
                                            first Distribution Date.

                                            The amount of the Retained Interest
                                            is $1,117,347.

                                            If a Security Default occurs on or
                                            prior to the first Distribution Date
                                            and the Depositor does not receive
                                            such Retained Interest amount in
                                            connection with such Distribution
                                            Date, the Depositor will have a
                                            claim for such Retained Interest,
                                            and will share pro rata with holders
                                            of the Units to the extent of such
                                            claim in the proceeds from the
                                            recovery on the Securities.

Call Option Terms:                          Not Applicable.

Security Default:                           The definition of Security Default
                                            in the Standard Terms shall not
                                            apply. A "Security Default" shall
                                            mean one of the following events:
                                            (i) the acceleration of the
                                            outstanding Securities under the
                                            terms of the Securities and/or the
                                            applicable Security Agreement and
                                            failure to pay the accelerated
                                            amount on the acceleration date;
                                            (ii) the failure of the Security
                                            Issuer (or the Security Guarantor)
                                            to pay an installment of principal
                                            of, or any amount of interest due
                                            on, the Securities after the due
                                            date thereof and after the
                                            expiration of any applicable grace
                                            period; (iii) the initiation by the
                                            Security Issuer or Security
                                            Guarantor of any proceedings seeking
                                            a judgment of insolvency or
                                            bankruptcy or seeking relief under
                                            bankruptcy or insolvency laws or
                                            similar laws affecting creditor's
                                            rights; or (iv) if not otherwise
                                            addressed in (iii), the passage of
                                            thirty (30) calendar days since the
                                            day upon which any person or entity
                                            initiates any proceedings against
                                            the Security Issuer or Security
                                            Guarantor seeking a judgment of
                                            insolvency or bankruptcy or seeking
                                            relief under bankruptcy or
                                            insolvency laws or similar laws
                                            affecting creditor's rights and such
                                            proceeding has not been dismissed
                                            prior to such thirtieth day.

Sale of Securities:                         If the Trust must sell the
                                            Securities it holds, the Trust will
                                            sell the Securities through the
                                            Selling Agent in accordance with
                                            Section 9.03(b) and the following
                                            terms. The Selling Agent must
                                            solicit at least three bids for all
                                            of the Securities held by the Trust.
                                            The Selling Agent must solicit at
                                            least three of such bids from
                                            registered broker-dealers of
                                            national reputation, but additional
                                            bids may be solicited from one or
                                            more financial institutions or other
                                            counterparties with credit
                                            worthiness acceptable to the Selling
                                            Agent in its discretion. The Selling
                                            Agent will, on behalf of the Trust,
                                            sell the Securities at the highest
                                            bid price received. None of the
                                            Selling Agent, its affiliates or its
                                            agents, may bid for the Securities.
                                            If the Swap Counterparty is not an
                                            affiliate of the Selling Agent, the
                                            Selling Agent will extend a right of
                                            first refusal to each Swap
                                            Counterparty to purchase the
                                            Securities at the highest bid
                                            received by the Selling Agent.

                                            If each Swap Counterparty exercises
                                            such right of first refusal,
                                            Securities will be sold to each Swap
                                            Counterparty in proportion to the
                                            number of options held by such Swap
                                            Counterparty; provided, that if only
                                            one Swap Counterparty exercises such
                                            right of first refusal, such Swap
                                            Counterparty shall be entitled to
                                            purchase all of the Securities to be
                                            sold by the Selling Agent.

                                            If cash settlement applies and if
                                            the Swap Counterparty exercises any
                                            of its call rights other than in
                                            connection with a redemption of or a
                                            self-tender for the Securities by
                                            the Security Issuer (or extent
                                            thereof in the event of an exercise
                                            of call rights in excess of the
                                            amount to be redeemed), a number of
                                            Securities corresponding to the
                                            number of call rights exercised by
                                            the Swap Counterparty will be sold
                                            by the Selling Agent on behalf of
                                            the Trust. If the Selling Agent
                                            cannot obtain a bid for the
                                            Securities in excess of the amount
                                            specified in the Swap Agreement,
                                            then the Securities will not be
                                            sold, the Swap Counterparty's
                                            exercise will be rescinded (and the
                                            Swap Counterparty shall be entitled
                                            to exercise such call rights in the
                                            future) and any related Trust
                                            Wind-Up Event will be deemed not to
                                            have occurred.

Additional Issuance of Units:               Upon no less than 5 days' notice to
                                            the Trustee, the Depositor may
                                            deposit additional Securities at any
                                            time in exchange for additional
                                            Units in a minimum aggregate amount
                                            of $250,000 (with respect to the
                                            Class A Units issued ) and, if in
                                            excess of such amount, in a $25
                                            integral multiple in excess thereof
                                            (with respect to the Class A Units
                                            issued). The principal amount of
                                            Securities deposited must be in the
                                            same ratio to the Unit Principal
                                            Balance (and Notional Amount with
                                            respect to the Class B Units) of the
                                            Units received for such deposit as
                                            the ratio of the aggregate principal
                                            amount of the Securities deposited
                                            on the Closing Date to the aggregate
                                            Unit Principal Balance (and
                                            aggregate Notional Amount with
                                            respect to the Class B Units) on the
                                            Closing Date. The Depositor must
                                            either arrange for the Swap
                                            Counterparty and the Trust to
                                            increase proportionally the notional
                                            amount under the Swap Agreement or
                                            arrange for an additional Swap
                                            Agreement, with a notional amount
                                            equal to the principal amount of the
                                            additional Securities deposited, to
                                            be entered into between the Trust
                                            and an additional Swap Counterparty
                                            (or a combination of an additional
                                            Swap Agreement and a notional
                                            balance increase of the existing
                                            Swap Agreement(s), with the combined
                                            effect of such proportional increase
                                            in the notional amount of the Swap
                                            Agreements). The Depositor must also
                                            arrange the issuance of Class B
                                            Units with a Notional Amount equal
                                            to the Unit Principal Balance of the
                                            Class A Units being issued in
                                            connection with an additional
                                            issuance. Any accrued interest will
                                            be reflected in the price of the
                                            additional Units and the Securities.
                                            The Rating Agency Condition must be
                                            satisfied in connection with any
                                            such additional issuance. Each Swap
                                            Counterparty must consent to any
                                            additional issuance.

Selling Agent:                              Morgan Stanley & Co. Incorporated.
                                            Notwithstanding any provision of the
                                            Standard Terms to the contrary, any
                                            sale of the Securities shall be
                                            conducted by and through the Selling
                                            Agent and not the Trustee.

Rating Agency Condition:                    The definition of Rating Agencies
                                            Condition in the Standard Terms
                                            shall not apply.

                                            "Rating Agency Condition": With
                                            respect to any specified action or
                                            determination, means receipt of (i)
                                            oral or written confirmation by
                                            Moody's (for so long as the Units
                                            are outstanding and rated by
                                            Moody's) and (ii) written
                                            confirmation by S&P (for so long as
                                            the Units are outstanding and rated
                                            by S&P), that such specified action
                                            or determination will not result in
                                            the reduction or withdrawal of their
                                            then-current ratings on the Units;
                                            provided, however, that if the
                                            Rating Agency Condition specified
                                            herein is to be satisfied only with
                                            respect to Moody's or S&P, only
                                            clause (i) or clause (ii) shall be
                                            applicable. Such satisfaction may
                                            relate either to a specified
                                            transaction or may be a confirmation
                                            with respect to any future
                                            transactions which comply with
                                            generally applicable conditions
                                            published by the applicable rating
                                            agency.

Eligible Account:                           The definition of "Eligible Account"
                                            in the Standard Terms shall not
                                            apply.

                                            "Eligible Account": A non-interest
                                            bearing account, held in the United
                                            States, in the name of the Trustee
                                            for the benefit of the Trust that is
                                            either (i) a segregated account or
                                            segregated accounts maintained with
                                            a Federal or State chartered
                                            depository institution or trust
                                            company the short-term and long-term
                                            unsecured debt obligations of which
                                            (or, in the case of a depository
                                            institution or trust company that is
                                            the principal subsidiary of a
                                            holding company, the short-term and
                                            long-term unsecured debt obligations
                                            of such holding company) are rated
                                            P-1 and Aa2 by Moody's, A-1+ and AA
                                            by S&P, and, if rated by Fitch, F1
                                            and AA by Fitch at the time any
                                            amounts are held on deposit therein
                                            including when such amounts are
                                            initially deposited and all times
                                            subsequent or (ii) a segregated
                                            trust account or segregated accounts
                                            maintained as a segregated account
                                            or as segregated accounts and held
                                            by the Trustee in its Corporate
                                            Trust Office in trust for the
                                            benefit of the Unitholders.

Permitted Investments:                      The following shall be a Permitted
                                            Investment in addition to the
                                            investments specified in the
                                            Standard Terms:

                                            Units of the Dreyfus Cash Management
                                            Fund Investor Shares or any other
                                            money market funds which are rated
                                            in the highest applicable rating
                                            category by each Rating Agency (or
                                            such lower rating if the Rating
                                            Agency Condition is satisfied).

Amendment of Trust Agreement:               Section 12.01(a) of the Standard
                                            Terms shall be replaced with the
                                            following:

                                            (a) The Trust Agreement may be
                                            amended from time to time by the
                                            Depositor and the Trustee without
                                            the consent of any of the
                                            Unitholders, upon delivery by the
                                            Depositor of an Opinion of Counsel
                                            acceptable to the Trustee to the
                                            effect that such amendment will not
                                            materially and adversely affect the
                                            interests of any holder of a Class
                                            of Units that is not voting with
                                            respect to such amendment pursuant
                                            to Section 12.01(b), for any of the
                                            following purposes: (i) to cure any
                                            ambiguity or defect or to correct or
                                            supplement any provision in the
                                            Trust Agreement which may be
                                            defective or inconsistent with any
                                            other provision in the Trust
                                            Agreement; (ii) to provide for any
                                            other terms or modify any other
                                            terms with respect to matters or
                                            questions arising under the Trust
                                            Agreement; (iii) to amend the
                                            definitions of Trigger Amount and
                                            Maximum Reimbursable Amount so as to
                                            increase, but not decrease, the
                                            respective amounts contained in such
                                            definitions or to otherwise amend or
                                            waive the terms of Section 10.05(b)
                                            in any manner which shall not
                                            adversely affect the Unitholders in
                                            any material respect; (iv) to amend
                                            or correct or to cure any defect
                                            with respect to the Trustee Fee or
                                            Expense Administrator's fee; (v) to
                                            evidence and provide for the
                                            acceptance of appointment under the
                                            Trust Agreement by a successor
                                            Trustee; or (vi) to add or change
                                            any of the terms of the Trust
                                            Agreement as shall be necessary to
                                            provide for or facilitate the
                                            administration of the Trust,
                                            including any amendment necessary to
                                            ensure the classification of the
                                            Trust as a grantor trust for United
                                            States federal income tax purposes;
                                            provided, however, that in the case
                                            of any amendment pursuant to any of
                                            clauses (i) through (vi) above, the
                                            Rating Agency Condition shall be
                                            satisfied with respect to such
                                            amendment. If more than one Class of
                                            Units has been issued under the
                                            Trust Agreement, the provisions of
                                            this Section 12.01(a) shall apply to
                                            each Class of Units that is not
                                            materially and adversely affected by
                                            such amendment.

                                            Section 12.01(c) shall be
                                            re-designated Section 12.01(d).

                                            Section 12.01(b) shall be
                                            re-designated Section 12.01(c).

                                            The following shall constitute
                                            Section 12.01(b):

                                            (b) The Trust Agreement may be
                                            amended from time to time by the
                                            Depositor and the Trustee with the
                                            consent of a 100% of the outstanding
                                            Unit Principal Balance of each Class
                                            of Units materially and adversely
                                            affected thereby. The Rating Agency
                                            Condition shall be satisfied with
                                            respect to such amendment unless
                                            Units representing 100% of the Unit
                                            Principal Balance of all affected
                                            Units vote in favor of such
                                            amendment with notice that the
                                            Rating Agency Condition will not be
                                            satisfied.

                                            The following shall constitute
                                            Section 12.01(e):

                                            (e) For purposes of this Section
                                            12.01, Schedule III to any Trust
                                            Agreement and any Swap Agreements
                                            entered into in connection with any
                                            related Trust shall not be
                                            considered part of the Trust
                                            Agreement. Section 7.02 shall govern
                                            action taken under the Trust
                                            Agreement with respect to any
                                            amendments to such Swap Agreements.

Securities Intermediary:                    LaSalle Bank National Association
                                            acting in the capacity of securities
                                            intermediary.

Additional Representations
Of Trustee and Securities
Intermediary:                               The Unit Account is a "securities
                                            account" within the meaning of
                                            Section 8-501 of the UCC and is held
                                            only in the name of the Trust. The
                                            Securities Intermediary is acting
                                            with respect to the Unit Account in
                                            the capacity of a "securities
                                            intermediary" within the meaning of
                                            Section 8-102(a)(l4) of the UCC.

                                            All Securities have been (i)
                                            delivered to the Securities
                                            Intermediary pursuant to the Trust
                                            Agreements; (ii) credited to the
                                            Unit Account; and (iii) registered
                                            in the name of the Securities
                                            Intermediary or its nominee,
                                            indorsed to the Securities
                                            Intermediary or in blank or credited
                                            to another securities account
                                            maintained in the name of the
                                            Securities Intermediary. In no case
                                            will any Securities or other
                                            financial asset credited to a Unit
                                            Account be registered in the name of
                                            the Depositor, payable to the order
                                            of the Depositor or specially
                                            indorsed to the Depositor except to
                                            the extent the foregoing have been
                                            specially indorsed to the Securities
                                            Intermediary or in blank.

                                            The Unit Account is an account to
                                            which financial assets are or may be
                                            credited, and the Securities
                                            Intermediary shall treat the Trustee
                                            as entitled to exercise the rights
                                            that comprise any financial asset
                                            credited to the account.

                                            The Securities Intermediary hereby
                                            agrees that the Securities credited
                                            to the Unit Account shall be treated
                                            as a "financial asset" within the
                                            meaning of Section 8-102(a)(9) of
                                            the UCC.

                                            If at any time the Securities
                                            Intermediary shall receive any order
                                            from the Trustee directing the
                                            transfer or redemption of any
                                            Securities on deposit in any Unit
                                            Account, the Securities Intermediary
                                            shall comply with such entitlement
                                            order without further consent by the
                                            Depositor or any other Person. The
                                            Securities Intermediary shall take
                                            all instructions (including without
                                            limitation all notifications and
                                            entitlement orders) with respect to
                                            each Unit Account solely from the
                                            Trustee.

                                            The Securities Intermediary hereby
                                            confirms and agrees that:

                                            (a) There are no other agreements
                                            entered into between the Securities
                                            Intermediary and the Depositor with
                                            respect to any Unit Account;

                                            (b) It has not entered into, and
                                            until the termination of this
                                            Agreement will not enter into, any
                                            agreement with any other Person
                                            relating to any Unit Account and/or
                                            any financial assets credited
                                            thereto pursuant to which it has
                                            agreed to comply with entitlement
                                            orders (as defined in Section
                                            8-102(a)(8) of the UCC) of such
                                            other Person; and

                                            (c) It has not entered into, and
                                            until the termination of the Trust
                                            Agreements will not enter into, any
                                            agreement with the Depositor or the
                                            Trustee purporting to limit or
                                            condition the obligation of the
                                            Securities Intermediary to comply
                                            with entitlement orders as set forth
                                            above

                                            The Trustee hereby represents and
                                            warrants as follows:

                                            (a) The Trustee maintains its books
                                            and records with respect to its
                                            securities accounts in the State of
                                            Illinois; and

                                            (b) The Trustee has not granted any
                                            lien on the Securities nor are the
                                            Securities subject to any lien on
                                            properties of the Trustee in its
                                            individual capacity; the Trustee has
                                            no actual knowledge and has not
                                            received actual notice of any lien
                                            on the Securities (other than any
                                            liens of the Trustee in favor of the
                                            beneficiaries of the Trust
                                            Agreements); other than the
                                            interests of the Unitholders and the
                                            potential interests of the Call
                                            Option holders, the books and
                                            records of the Trustee do not
                                            identify any Person as having an
                                            interest in the Securities.

                                            The Trustee makes no representation
                                            as to (i) the validity, legality,
                                            sufficiency or enforceability of any
                                            of the Securities or (ii) the
                                            collectability, insurability,
                                            effectiveness or suitability of any
                                            of the Securities.

Additional Depositor
Representations:                            The Depositor hereby represents and
                                            warrants to the Trustee as follows
                                            (with respect to the Closing Date
                                            and any additional issuance):

                                            (a) Immediately prior to the
                                            transfer of the Securities to the
                                            applicable Trust, the Depositor
                                            owned and had good and marketable
                                            title to the Securities free and
                                            clear of any lien, claim or
                                            encumbrance of any Person.

                                            (b) The Depositor has received all
                                            consents and approvals required by
                                            the terms of the Securities to the
                                            transfer to the Trustee of its
                                            interest and rights in the
                                            Securities as contemplated by the
                                            Trust Agreements.

                                            (c) The Depositor has not assigned,
                                            pledged, sold, granted a security
                                            interest in or otherwise conveyed
                                            any interest in the Securities (or,
                                            if any such interest has been
                                            assigned, pledged or otherwise
                                            encumbered, it has been released),
                                            except such interests granted
                                            pursuant to the Trust Agreements.
                                            The Depositor has not authorized the
                                            filing of and is not aware of any
                                            financing statements against the
                                            Depositor that includes a
                                            description of the Securities, other
                                            than any such filings pursuant to
                                            the Trust Agreements. The Depositor
                                            is not aware of any judgment or tax
                                            lien filings against Depositor.

Other Terms:                                The Trust shall not merge or
                                            consolidate with any other trust,
                                            entity or person and the Trust shall
                                            not acquire the assets of, or an
                                            interest in, any other trust, entity
                                            or person except as specifically
                                            contemplated herein.

                                            The Trustee shall provide to the
                                            Unitholders and the Swap
                                            Counterparties copies of any notices
                                            it receives with respect to a
                                            redemption of or self-tender offer
                                            for the Securities or an exercise of
                                            the call rights under the Swap
                                            Agreement and any other notices with
                                            respect to the Securities. The
                                            Trustee shall provide to the Swap
                                            Counterparty any notice from the
                                            Securities Issuer regarding an early
                                            redemption of or self-tender offer
                                            for the Securities within two (2)
                                            Business Days of receipt of such
                                            notice.

                                            The reference to "B2" in the
                                            definition of Certificate in the
                                            Standard Terms shall be replaced
                                            with "Exhibit B2".

                                            The reference to "Section 10.02(ix)"
                                            in the definition of Available Funds
                                            in the Standard Terms shall be
                                            replaced with "Section
                                            10.02(a)(ix)".

                                            The reference to "Section 3.04" in
                                            the definition of Unit Account in
                                            the Standard Terms shall be replaced
                                            with "Section 3.05".

                                            The transfer by the Depositor to the
                                            Trustee specified in Section 2.01(a)
                                            of the Standard Terms shall be in
                                            trust.

                                            Section 2.06 of the Standard Terms
                                            shall be incorporated herein by
                                            inserting "cash in an amount equal
                                            to the premium under the Swap
                                            Agreement and" after the phrase
                                            "constituting the Trust Property,"
                                            therein.

                                            The reference to "calendar day" in
                                            the last sentence of Section 3.06 of
                                            the Standard Terms shall be replaced
                                            with "Business Day".

                                            Section 4.02(d) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "and the Trustee on
                                            behalf of the Unitholders" from the
                                            first sentence of the second
                                            paragraph thereof.

                                            Section 5.03(c) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "(if so required by the
                                            Trustee or the Unit Registrar)" from
                                            the first sentence thereof.

                                            Section 7.01(c)(i) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing the first word thereof
                                            ("after") with "alter".

                                            Section 7.01(c) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "(i)" between
                                            "Securities" and "would" in the
                                            clause that begins "and provided,
                                            further," and adding at the end of
                                            the same sentence "and (ii) will not
                                            alter the classification of the
                                            Trust for Federal income tax
                                            purposes."

                                            Section 7.02 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "(i) the Trustee determines
                                            that such amendment will not
                                            adversely affect the interests of
                                            the Unitholders and (ii)" from the
                                            first sentence thereof, inserting
                                            "on which it may conclusively rely"
                                            after "Opinion of Counsel" in such
                                            sentence, and striking "clause (ii)"
                                            from the second sentence of such
                                            Section.

                                            For the avoidance of doubt, Section
                                            9.03(c) of the Standard Terms shall
                                            not be incorporated herein. For the
                                            avoidance of doubt, the Securities
                                            may not be distributed to
                                            Unitholders under any circumstances,
                                            other than to the Depositor
                                            exercising exchangeable series
                                            rights.

                                            Section 9.03(i) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "or oral" after the
                                            phrase "at any time by" in the third
                                            sentence thereof.

                                            Clause (ix) of Section 10.02(a)
                                            shall not apply.

                                            Section 10.02(a)(x) of the Standard
                                            Terms shall be replaced with the
                                            following:

                                            (x) the Trustee shall have the power
                                            to sell the Securities and other
                                            Trust Property, in accordance with
                                            Article IX and XI, through the
                                            Selling Agent or, if the Selling
                                            Agent shall have resigned or
                                            declined to sell some or all of the
                                            Securities, any broker selected by
                                            the Trustee (at the direction of the
                                            Depositor) with reasonable care, in
                                            an amount sufficient to pay any
                                            amount due to the Swap Counterparty
                                            under the Swap Agreement (including
                                            Termination Payments) or
                                            reimbursable to itself in respect of
                                            unpaid Extraordinary Trust Expenses
                                            and to use the proceeds thereof to
                                            make such payments after the
                                            distribution of funds or Trust
                                            Property to Unitholders. Any such
                                            broker shall be instructed by the
                                            Trustee to sell such Trust Property
                                            in a reasonable manner designed to
                                            maximize the sale proceeds.

                                            Section 10.05(b) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing ", pursuant to the
                                            first sentence of this paragraph"
                                            with "the Trustee shall be
                                            indemnified by the Trust, however,"
                                            in the last sentence thereof.

                                            Section 10.06(a) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "or association" after
                                            the word "corporation" in the second
                                            sentence thereof.

                                            Section 10.07(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "notice or resignation"
                                            with "notice of resignation" in the
                                            second sentence thereof and striking
                                            the last two sentences thereof.

                                            Section 10.10(b) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "The Trustee shall not
                                            be liable for the acts or omissions
                                            of any co-trustee." after the last
                                            sentence thereof.

                                            Section 10.14 of the Standard Terms
                                            shall be replaced with the
                                            following:

                                            SECTION 10.14. Non-Petition. Prior
                                            to the date that is one year and one
                                            day after all distributions in
                                            respect of the Units have been made,
                                            none of the Trustee, the Trust or
                                            the Depositor shall take any action,
                                            institute any proceeding, join in
                                            any action or proceeding or
                                            otherwise cause any action or
                                            proceeding against any of the others
                                            under the United States Bankruptcy
                                            Code or any other liquidation,
                                            insolvency, bankruptcy, moratorium,
                                            reorganization or similar law
                                            ("Insolvency Law") applicable to any
                                            of them, now or hereafter in effect,
                                            or which would be reasonably likely
                                            to cause any of the others to be
                                            subject to, or seek the protection
                                            of, any such Insolvency Law.

                                            Section 12.01(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "(v)" with "(vi)" in
                                            the last proviso thereof.

                                            Section 12.01(c) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting ", provided at the
                                            expense of the party requesting such
                                            amendment," after "Opinion of
                                            Counsel".

                                            Section 12.05 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "the Trustee and" in the
                                            last sentence of the second
                                            paragraph thereof.

                                            The reference to "its President, its
                                            Treasurer, or one of its Vice
                                            Presidents, Assistant Vice
                                            Presidents or Trust Officers" in the
                                            first sentence of Section 5.02(a) of
                                            the Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to "the proper
                                            officers" in the second sentence of
                                            Section 5.02(a) of the Standard
                                            Terms shall be replaced with "a
                                            Responsible Officer".

                                            The reference to "one of its
                                            authorized signatories" in the first
                                            sentence of Section 5.02(d) of the
                                            Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to the "Trust" in the
                                            first sentence of Section 5.08(b) of
                                            the Standard Terms shall be replaced
                                            with the "Trustee".

                                            References to D&P in the Standard
                                            Terms shall be incorporated as
                                            references to Fitch Inc. ("Fitch").

                                   Schedule II
                            (Terms of Trust Property)

Securities:                                 Sprint Capital Corporation 8.750%
                                            debentures due March 15, 2032

Security Issuer:                            Sprint Capital Corporation

                                            For so long as the Security Issuer
                                            qualifies as a "finance subsidiary"
                                            under Rule 3-10(b)(7) under
                                            Regulation S-X, the Security Issuer
                                            will be treated as an Eligible
                                            Issuer if (i) it is an Eligible
                                            Issuer or (ii) it is a wholly owned
                                            subsidiary (direct or indirect) of
                                            an Eligible Issuer who fully and
                                            unconditionally guarantees the
                                            Securities. If the Security Issuer
                                            ceases at any time to qualify as a
                                            finance subsidiary, the Security
                                            Issuer will be treated as an
                                            Eligible Issuer only if (i) it is an
                                            Eligible Issuer, or (ii) (A) it is a
                                            wholly owned subsidiary (direct or
                                            indirect) of an Eligible Issuer who
                                            fully and unconditionally guarantees
                                            the Securities and (B) the Security
                                            Guarantor provides the information
                                            required by Rule 3-10(c) under
                                            Regulation S-X.

Security Guarantor:                         Sprint Corporation

                                            The Securities are guaranteed by the
                                            Security Guarantor under the
                                            Security Agreement.

Principal Amount:                           $30,000,000

Security Rate:                              8.750%

Credit Ratings:                             Baa3 by Moody's, negative outlook

                                            BBB- by S&P

                                            Moody's has indicated that it has a
                                            negative outlook for the rating of
                                            the Security Issuer. A negative
                                            outlook means that Moody's has
                                            indicated that its rating of the
                                            Security Issuer may be lowered over
                                            the intermediate to longer term.

Listing:                                    None

Security Agreement:                         An indenture dated as of October 1,
                                            1998 between the Security Issuer and
                                            the Security Trustee as supplemented
                                            and amended from time to time.

Form:                                       Global

Currency of
Denomination:                               United States dollars

Acquisition Price by Trust:                 $29,348,000

Security Payment Date:                      Each March 15 and September 15

Original Issue Date: The Securities were originally issued in a private placement transaction on or about March 14, 2002, in a principal amount of $2,000,000,000. The
                                            Security Issuer offered to exchange
                                            the entire $2,000,000,000 of
                                            Securities in an exchange offer for
                                            publicly registered securities that
                                            closed on or about June 11, 2002.

Maturity Date:                              March 15, 2032

Sinking Fund Terms:                         Not Applicable

Redemption Terms:                           The Securities are redeemable at any
                                            time, subject to a make-whole
                                            payment, if any, calculated at the
                                            time of redemption.

CUSIP No.:/ISIN No.                         852060AT9

Security Trustee:                           Bank One, N.A.

Available Information
Regarding the Security Issuer
(if other than U.S.
Treasury obligations):                      The Security Guarantor is subject to
                                            the informational requirements of
                                            the Securities Exchange Act of 1934,
                                            as amended, and in accordance
                                            therewith files reports and other
                                            information with the Securities and
                                            Exchange Commission (the
                                            "Commission"). Such reports and
                                            other information can be inspected
                                            and copied at the public reference
                                            facilities maintained by the
                                            Commission at 450 Fifth Street,
                                            N.W., Washington, D.C. 20549 and at
                                            the following Regional Offices of
                                            the Commission: Woolworth Building,
                                            233 Broadway, New York, New York
                                            10279, and Northwest Atrium Center,
                                            500 West Madison Street, Chicago,
                                            Illinois 60661. Copies of such
                                            materials can be obtained from the
                                            Public Reference Section of the
                                            Commission at 450 Fifth Street,
                                            N.W., Washington, District of
                                            Columbia 20549 at prescribed rates.

                                  Schedule III
                              (Call Option Confirm)

                                                                  MORGAN STANLEY


--------------------------------------------------------------------------------
Date:      February 19, 2003

To:        SATURNS Trust No. 2003-2       From:      Morgan Stanley & Co.
                                                     International Limited

Attn:      Asset-Backed Securities Group  Contact:   Chris Boas
           SATURNS Trust No. 2003-2

Fax:       312-904-2084                   Fax:       212-761-0406

Tel:       312-904-9387                   Tel:       212-761-1395
--------------------------------------------------------------------------------

Re: Bond Option Transaction. MS Reference Number SQ249

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS&Co."), as agent, on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

         The definitions and provisions contained in the 1997 ISDA Government Bond Option Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation and this transaction shall be deemed a "Government Bond Option Transaction" for purposes of such definitions. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of the date hereof, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

I. General Terms
----------------

Trade Date:                                   February 19, 2003

Option Style:                                 American

Option Type:                                  Call

Buyer:                                        MSIL ("Party A")

Seller:                                       SATURNS Trust No. 2003-2
                                              ("Party B")

Bonds:                                        The obligation identified as
                                              follows:
                                              Bond Issuer:    Sprint Capital
                                                              Corporation
                                              Issue:          8.750% debentures
                                                              due 2032
                                              CUSIP:          852060AT9
                                              Coupon:         8.750%
                                              Maturity Date:  March 15, 2032
                                              Face Amount
                                              Purchased:      USD 30,000,000


Premium:                                      USD $75,000

Premium Payment Date:                         February 19, 2003

Number of Options:                            30,000

Option Entitlement:                           USD 1,000 of face amount of the
                                              Bonds per Option.

Strike Price:                                 (i) For any Exercise Date prior to
                                              February 19, 2008, the redemption
                                              price of the Bonds including any
                                              make-whole amount (expressed as a
                                              percentage) subject to a maximum
                                              of 110%, in the case of an
                                              exercise related to a redemption,
                                              or 106%, in the case of an
                                              exercise related to a self-tender
                                              by the Bond Issuer for Bonds held
                                              by the Trust, in each case of the
                                              corresponding portion of the face
                                              amount of the Bonds but exclusive
                                              of accrued interest on the Bonds
                                              or (ii) for any Exercise Date on
                                              or after February 19, 2008, 100%
                                              of the face amount of the Bonds
                                              exclusive of accrued interest.

Calculation Agent:                            Party A

II. Exercise Terms
------------------

Automatic Exercise:                           Inapplicable

Exercise Period:                              Any Business Day from, and
                                              including, 9:00 a.m. (New York
                                              time) on February 19, 2008, to,
                                              and including, the Expiration Time
                                              on the Expiration Date; provided,
                                              however, the Exercise Period shall
                                              also include any Business Day
                                              prior to February 19, 2008, if
                                              notice of redemption or
                                              self-tender has been delivered by
                                              the Bond Issuer as to Bonds held
                                              by the Trust.

Exercise Date:                                For each Option exercised, the day
                                              during the Exercise Period on
                                              which that Option is exercised.

Rescission of Exercise:                       Party A may rescind its notice of
                                              exercise at any time prior to the
                                              Settlement Date by providing
                                              notice of rescission to Party B.

                                              If Cash Settlement applies and if
                                              Party B cannot obtain a bid for
                                              the Bonds held by it in excess of
                                              the Strike Price together with
                                              accrued interest on the Bonds,
                                              then Party A's notice of exercise
                                              shall be rescinded; provided that
                                              this provision shall not apply in
                                              connection with a redemption. If
                                              Cash Settlement applies and Party
                                              A exercises its Options in
                                              connection with a self-tender for
                                              settlement prior to February 19,
                                              2008, Party A's notice of exercise
                                              shall be automatically rescinded
                                              if the price offered by the Bond
                                              Issuer does not exceed the Strike
                                              Price together with accrued
                                              interest on the Bonds.

                                              Upon any rescission of exercise
                                              (whether pursuant to the foregoing
                                              sentence or otherwise) the Options
                                              for which notice of exercise was
                                              given and for which exercise was
                                              rescinded shall continue in full
                                              force and effect without regard to
                                              such provision of notice.

                                              Any Options exercised under this
                                              Transaction may be deemed
                                              rescinded to the extent so
                                              provided under Schedule I to the
                                              Trust Agreement.

Multiple Exercise:                            Applicable

Minimum Number of Options:                    1

Written Confirmation of Exercise:             Applicable. Buyer shall give
                                              exercise notice which may be given
                                              orally (including by telephone)
                                              during the Exercise Period but no
                                              later than the Notification Date.
                                              Buyer will execute and deliver a
                                              written exercise notice confirming
                                              the substance of such oral notice,
                                              however, failure to provide such
                                              written notice will not affect the
                                              validity of the oral notice.

Limitation on Rights of MSIL:                 Buyer may, by written notice
                                              thereof to Seller, delegate its
                                              rights to provide a notice of
                                              exercise hereunder to a third
                                              party (the "Third Party"). Any
                                              such delegation will be
                                              irrevocable by Buyer without the
                                              written consent of the Third
                                              Party. Any such Third Party will
                                              have the same rights and
                                              obligations regarding providing
                                              notice of exercise hereunder as
                                              the Buyer had prior to such
                                              delegation. While any such
                                              delegation is effective, Seller
                                              will only recognize a notice of
                                              exercise that is provided by the
                                              Third Party.

Notification Date:                            The Swap Counterparty may give
                                              notice of its intention to
                                              exercise the call rights under the
                                              Swap Agreement on not less than 15
                                              or more than 60-calendar days'
                                              notice. The Swap Counterparty may
                                              give notice of its intention to
                                              exercise its call rights under the
                                              Swap Agreement with respect to
                                              Bonds held by the Trust as to
                                              which the Bond Issuer has given
                                              notice of its intention to redeem
                                              or notice of a self-tender with
                                              two business days notice prior to
                                              the settlement of exercise but no
                                              later than 4:00 p.m. New York time
                                              on the second Business Day
                                              immediately preceding the
                                              scheduled settlement of the
                                              redemption or self-tender.

Limited Right to Confirm Exercise:            Inapplicable

Expiration Date:                              March 15, 2029

Expiration Time:                              4:00 p.m. New York time

Business Days:                                New York and Chicago

III. Settlements:
-----------------

Settlement:                                   Cash Settlement if MSIL is Party A
                                              or if the Options are exercised in
                                              connection with a redemption or
                                              self-tender; otherwise Physical
                                              Settlement. Party A will notify
                                              Party B separately regarding the
                                              clearance system details for
                                              Physical Settlement.

Spot Price (Cash Settlement Only):            The cash proceeds received by
                                              Party B in connection with sale of
                                              the Bonds by Party B, excluding
                                              any amounts in respect of accrued
                                              interest. In the event of a
                                              redemption or self-tender by the
                                              Bond Issuer, the redemption price
                                              or self tender price, as
                                              applicable, paid by the Bond
                                              Issuer, excluding accrued
                                              interest.

Cash Settlement Amount (Cash
Settlement Only):                             The Cash Settlement Amount shall
                                              be adjusted to reflect the
                                              Additional Payment Obligation of
                                              Party A.

Bond  Payment(Physical Settlement
Only): The Bond Payment shall also include the Additional Payment Obligation of Party A.

Deposit of Bond  Payment (Physical
Settlement Only):                             Party A must deposit the Bond
                                              Payment with the Trustee on the
                                              Business Day prior to the Exercise
                                              Date. The Bonds are to be
                                              delivered "free" to Party A.

Additional Payment Obligation of
Party A:                                      To the Expense Administrator (the
                                              "Expense Administrator Payment
                                              Obligation"):

                                              If the Bond Issuer has not given
                                              notice of redemption in connection
                                              with the exercise of Options
                                              hereunder and if any such exercise
                                              is an exercise of less than all
                                              Options remaining unexercised
                                              hereunder, Party A shall pay to
                                              the Expense Administrator an
                                              amount equal to the present value
                                              of a stream of payments equal to
                                              $6,510 payable on each payment
                                              date for the Bonds until the
                                              maturity of the Bonds discounted
                                              at a rate of 5% per annum on the
                                              basis of a 360 day year consisting
                                              of twelve 30 day months from the
                                              date of such exercise until the
                                              Scheduled Final Distribution Date
                                              (as defined in the Trust
                                              Agreement), assuming for this
                                              purpose that the Trust (as defined
                                              in the Trust Agreement) is not
                                              terminated prior to the Scheduled
                                              Final Distribution Date,
                                              multiplied by the Option
                                              Entitlement multiplied by the
                                              number of Options exercised and
                                              divided by $30,000,000.

                                              To Party B for Payment on the
                                              Class B Units (the "Class B Unit
                                              Payment Obligation"):

                                              Upon any exercise hereunder, Party
                                              A shall pay to Party B, for
                                              distribution with respect to the
                                              Class B Units outstanding under
                                              the Trust Agreement, the Class B
                                              Present Value Amount (as defined
                                              in the Trust Agreement).

Settlement Date:                              For Cash Settlement, as
                                              applicable, the Business Day of
                                              settlement of the sale of the
                                              Bonds by Party B or the Business
                                              Day of settlement of a redemption
                                              of Bonds by the Bond Issuer. For
                                              Physical Settlement, the Exercise
                                              Date.


         3. Additional Definitions.

         "Expense Administrator" means LaSalle Bank National Association acting pursuant to the "Expense Administration Agreement".

         "Trust Agreement" means the trust agreement dated as of the date hereof between the MS Structured Asset Corp. and LaSalle Bank National Association.

         4. Representations. Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A.

         5. Additional Termination Event. As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction. A redemption by the Bond Issuer of a portion of the Bonds held by Party B will result in a partial Additional Termination Event to the extent of the Bonds being so redeemed (or, to the extent there are multiple Swap Counterparties, to such portion of the Bonds being redeemed allocable to the options held by Party A) if Party A does not exercise Options hereunder corresponding to such Bonds.

         6. Swap Termination Payments. In the event an Early Termination Date is designated with respect to which this Transaction is an Affected Transaction, there shall be payable to Party A as a termination payment for each option so terminated in lieu of the termination payment determined in accordance with
Section 6(e) of the Agreement, the amount specified as the Swap Termination Payment in the Trust Agreement.

         7. Assignment. The rights under this Confirmation and the Agreement may be assigned at any time and from time to time in whole or in part; provided that the Rating Agency Condition (as defined in the Trust Agreement) is satisfied with respect to such assignment and any transfer. The transferee in any such assignment or transfer must be a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933, as amended.

         8.  Account Details.
             ---------------

Payments to Party A:             Citibank, N.A., New York
                                 SWIFT BIC Code: CITIUS33
                                 ABA No.  021 000 089
                                 FAO: Morgan Stanley & Co. International Limited
                                 Account No. 3042-1519

Operations Contact:              Barbara Kent
                                 Tel  212-537-1449
                                 Fax  212-537-1868

Payments to Party B:             LaSalle Bank, Chicago, Illinois
                                 ABA No. 071 000 505
                                 Reference:  SATURNS 2003-2
                                 Unit Account / AC-2090067/
                                 Account No.: 67-9163-709

Operations Contact:              Andy Streepey
                                 Tel:  312-904-9387
                                 Fax: 312-904-2084

                                                                  MORGAN STANLEY



         Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ249 by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY & CO. INTERNATIONAL LIMITED


BY: /s/ Chris Boas
    ------------------------
     Name:  Chris Boas
     Title: Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2003-2
BY:  LaSalle Bank National Association,
      solely as Trustee and not in its individual capacity.


BY: /s/  Ann M. Kelly
    ------------------------
     Name:  Ann M. Kelly
     Title: Assistant Vice President


MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with the Schedule to the Agreement.


BY: /s/  John Kehoe
    ------------------------
     Name:  John Kehoe
     Title: Attorney in fact